Exhibit 32.1

Statement of Chief Executive Officer

Pursuant to Section 1350 of Title 18 of the United States Code as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, John Aglialoro, the Chairman and Chief Executive Officer of Cybex International, Inc. (the “Company”), hereby certifies that:

The Company’s Form 10-Q Quarterly Report for the period ended September 25, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 2, 2004

/s/ John Aglialoro
John Aglialoro
Chairman and Chief Executive Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CYBEX INTERNATIONAL, INC. AND WILL BE RETAINED BY CYBEX INTERNATIONAL, INC. AND WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.